EXHIBIT 99.3


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Monmouth Capital Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eugene W. Landy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of
     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/  Eugene W. Landy


Eugene W. Landy
Chief Executive Officer
March 16, 2003


A  signed  original of  this  written  statement  required by
Section 906 has been provided to Monmouth Capital Corporation and will be retained by Monmouth Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.